Exhibit 10.1

EXECUTION VERSION

FACILITY INCREASE AGREEMENT

This FACILITY INCREASE AGREEMENT (this “Agreement”), dated November 1, 2012, is made by NGL ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrowers’ Agent”), each Lender designated on the signature pages hereto as a “New Revolving Lender” (each a “New Revolving Lender” and collectively, the “New Revolving Lenders” and collectively with the Increasing Lender, the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”).  Capitalized terms used in this Agreement and not defined herein, including in this preamble, have the meanings set forth for such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, Deutsche Bank AG, New York Branch, as technical agent, Deutsche Bank Trust Company Americas, as collateral agent for the Secured Parties and the Lenders party thereto have entered into a Credit Agreement dated as of June 19, 2012 (as it may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the parties hereto desire to evidence an increase in the aggregate Working Capital Commitment and Acquisition Facility Commitment pursuant to Section 2.4(c) of the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             The aggregate Working Capital and Acquisition Facility Commitments are hereby increased from $197,500,000 to $217,500,000 and from $447,500,000 to $477,500,000, respectively, as of the effective date of this Agreement (the “Increase Effective Date”), the Commitments of the Lenders shall be as set forth in Schedule 1 hereto.

2.             Consistent with Section 2.4(c)(v) of the Credit Agreement, as of the Increase Effective Date, Schedule 1 shall supersede and replace Schedule 1.1A of the Credit Agreement.

3.             Each New Revolving Lender hereby (i) accepts and agrees to be bound by the terms of the Credit Agreement as a Lender thereunder, and (ii) acknowledges and agrees that the amount of its Commitment after giving effect to the Facility Increase is set forth opposite its name on Schedule 1 hereto.

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission (in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date above first written.

NGL OPERATING LLC,
as Borrowers’ Agent

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Senior Vice President, Finance & Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Nigel W. Luke
Name: Nigel W. Luke
Title: Vice President

By:	/s/ Lisa Karlson
Name: Lisa Karlson
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as Issuing Bank and Swing Line Lender

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

Address:

Deutsche Bank AG, New York Branch
60 Wall Street
New York, New York 10005
Attention: Chris Chapman
Telephone: (212) 250-2113

RAYMOND JAMES BANK, N.A., as a New Revolving Lender

By:	/s/ Alexander L. Rody
Name: Alexander L. Rody
Title: Senior Vice President

Address:

Raymond James Bank, N.A.
2001 Ross Avenue,
Suite 4550
Dallas, Texas 75201
Attention: Allen D. Lassiter
Telephone: (214) 720-1314
Facsimile: (214) 720-1315
Email: allen.lassiter@raymondjames.com

ABN AMRO CAPITAL USA LLC, as a New Revolving Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Director

Address:

ABN AMRO Capital USA LLC
Energy, Commodities & Transportation
7160 North Dallas Parkway
Suite100
Plano, Texas 75024
Attention: Kaylan Hopson
Telephone: (972) 543-6402
Email: kaylan.hopson@abnamro.com

Acknowledged and agreed,

BNP PARIBAS,
as Issuing Bank

By:	/s/ Richard J. Wernli
Name: Richard J. Wernli
Title: Managing Director

By:	/s/ Keith Cox
Name: Keith Cox
Title: Managing Director

Address:

BNP Paribas
787 Seventh Avenue, 30th Floor
New York, New York 10019
Attention: Rick Wernli
Email: rick.wernli@americas.bnpparibas.com